Exhibit 24.1

POWER OF ATTORNEY

David L. Swift, the person whose signature appears below, constitutes and appoints Charles A. Carroll, Lawrence M. Blackburn and Ben D. Campbell and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement filed on Form S-4 on April 15, 2008, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

GOODMAN GLOBAL, INC.

GOODMAN GLOBAL HOLDINGS, INC.

GOODMAN APPLIANCE HOLDING COMPANY

GOODMAN HOLDING COMPANY

GOODMAN DISTRIBUTION, INC.

GOODMAN DISTRIBUTION SOUTHEAST, INC.

GOODMAN SALES COMPANY

QUIETFLEX HOLDING COMPANY

GOODMAN CANADA, L.L.C.

BY ITS SOLE MEMBER,

GOODMAN MANUFACTURING COMPANY, L.P.

BY ITS GENERAL PARTNER,

GOODMAN HOLDING COMPANY

GOODMAN MANUFACTURING I LLC

GOODMAN MANUFACTURING II LLC

GOODMAN II HOLDINGS COMPANY, L.L.C.

BY ITS SOLE MEMBER,

GOODMAN GLOBAL HOLDINGS, INC.

NITEK ACQUISITION COMPANY, L.P.

GOODMAN MANUFACTURING COMPANY, L.P.

GOODMAN COMPANY, L.P.

BY ITS GENERAL PARTNER,

GOODMAN HOLDING COMPANY

QUIETFLEX MANUFACTURING COMPANY, L.P.

BY ITS GENERAL PARTNER,

QUIETFLEX HOLDING COMPANY

GOODMAN HOLDING COMPANY, L.L.C.

BY ITS SOLE MEMBER,

GOODMAN MANUFACTURING II LLC

BY ITS SOLE MEMBER,

GOODMAN GLOBAL HOLDINGS, INC.

By:	/s/ DAVID L. SWIFT
Name: DAVID L. SWIFT Title: President and Chief Executive Officer